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                          SWISSRAY INTERNATIONAL, INC.
                  SUBSCRIPTION AGREEMENT AND RELATED DOCUMENTS
                  REGARDING AUGUST, 1997, REGULATION D OFFERING

         Swissray International, Inc. and the undersigned (collectively "the parties") warrant, represent and agree as follows:

1. In August of 1997, the undersigned participated in a financing with Swissray International, Inc. ("SRMI") in accordance with various terms and conditions contained in a subscription agreement and exhibits thereto, which consisted of an offering of SRMI's securities pursuant to Regulation D promulgated under the Securities Act of 1933, as amended, (the "Act").

2. The undersigned exercised its rights in order to purchase a debenture convertible into SRMI's common stock.

3. The parties understand that while the terms in the above referenced subscription agreement and related documents pertained to an offering conducted in August, 1997, of SRMI's debentures pursuant to Regulation D, such terms are being wholly replaced with new terms and conditions pertaining to an offering being conducted in December, 1997, pursuant to Regulation D. The undersigned will be entitled to substantially the same rights in the December, 1997, Regulation D offering that it would have been entitled pursuant to the August, 1997, Regulation D offering.

4. The parties acknowledge, agree and understand that upon execution of the December, 1997, Regulation D subscription agreement and issuance of the new convertible debenture that all of the undersigned's rights pursuant to the August, 1997, Regulation D offering will be replaced and the undersigned authorizes SRMI to treat the August, 1997, Regulation D documents as a nullity.

5. The parties further acknowledge, agree and understand that upon execution of the December, 1997, Regulation D subscription agreement and issuance of the new convertible debenture that SRMI shall treat all monies received from the undersigned pursuant to the August, 1997, Regulation D offering as part of the December, 1997, Regulation D offering.

                                               SWISSRAY INTERNATIONAL, INC.


By:______________________                 By:___________________________
                                                 Ruedi G. Laupper, its Chairman
                                                 and President